Exhibit 99.1
FOR IMMEDIATE RELEASE —
Date: December 13, 2011

Contact:
Investors	Media
Todd Beekman	Maureen Brown
Todd.Beekman@huntington.com	Maureen.Brown@Huntington.com
(614) 480-3878	(614) 480-5512
Huntington extends the Early Exchange Deadline to December 27, 2011 for its
offer to exchange Depositary Shares representing Preferred Stock for up to $300 million in liquidation amount of certain of its issued and outstanding Trust
Preferred Securities
Columbus, OH, December 13, 2011 — Huntington Bancshares Incorporated (“we,” “us,” or “Huntington”) (NASDAQ: HBAN) announced that it has extended the Early Exchange Deadline with respect to its previously announced offer to exchange up to $300 million in liquidation preference of depositary shares (the “Depositary Shares”) representing a proportional interest in its Floating Rate Series B Non-Cumulative Perpetual Preferred Stock with a liquidation preference of $1,000 per share (the “Preferred Stock”) and, in certain cases, an additional amount of cash consideration, for up to $300 million in liquidation preference of the issued and outstanding Trust Preferred Securities referred to below (the “Exchange Offer”).
The Early Exchange Deadline, previously scheduled for 5:00 P.M. New York City time, on December 12, 2011, has been extended to 11:59 P.M., New York City time, on December 27, 2011, unless further extended by Huntington or the Exchange Offer is earlier terminated or withdrawn.
Holders who tender Trust Preferred Securities for exchange prior to the extended Early Exchange Deadline and whose Trust Preferred Securities are accepted for exchange, will be eligible to receive the early exchange premium as set forth in the prospectus (the “Early Exchange Premium”), which is $50 in liquidation preference of Depositary Shares (or two Depositary Shares).
Under the terms of the Exchange Offer, holders have until 11:59 P.M., New York City time, on December 27, 2011, to tender their Trust Preferred Securities, unless such date is extended (the “Expiration Date”). Holders may also validly withdraw their previously tendered Trust Preferred Securities any time before the Expiration Date. Therefore, the final results of the Exchange Offer may differ significantly from the results described in the table below. As described in the prospectus, the Exchange Offer is expected to settle on December 29, 2011.

As of 5:00 P.M., New York City time, on December 12, 2011, Huntington had received tenders of Trust Preferred Securities having an aggregate liquidation amount of $33,808,000 as set forth in the table below:

					Total Liquidation
				Aggregate	Amount Tendered as of
		Acceptance		Liquidation Amount	5:00 P.M., December
CUSIP	Title and Issuer of Securities	Priority Level		Outstanding	12, 2011(2)
446283AA1; 446283AD5	Huntington Capital I Floating Rate Capital Securities	1		$132,630,000	$28,308,000
446284AA9	Huntington Capital II Floating Rate Capital Securities	1		$57,000,000	$500,000
830818AA8	Sky Financial Capital Trust III Floating Rate Capital Securities	1		$75,000,000	$5,000,000
830820AA4	Sky Financial Capital Trust IV Floating Rate Capital Securities	2	(1)	$75,000,000	—

(1)	The maximum aggregate liquidation amount of the Trust Preferred Securities to be accepted by Huntington in the Exchange Offer will be $300,000,000.

(2)	Holders may validly withdraw their shares any time before expiration of the Exchange Offer at 11:59 P.M., New York City time, on December 27, 2011. Therefore, the final results of the Exchange Offer may differ significantly from the results described here.
The complete terms and conditions of the Exchange Offer are, except as modified by this press release, set forth in the prospectus and letter of transmittal sent to holders of the Trust Preferred Securities. Holders are urged to read the prospectus and letter of transmittal carefully. This press release is neither an offer to purchase nor a solicitation to buy any of the securities. We are making the Exchange Offer only by, and pursuant to the terms of, the prospectus and related letter of transmittal. None of Huntington or its affiliates, the dealer manager, the exchange agent, the information agent or other financial advisors is making any recommendation as to whether holders should tender their Trust Preferred Securities in this Exchange Offer.
Copies of the prospectus and letter of transmittal may also be obtained from Global Bondholder Services Corporation, the information agent and exchange agent for the Exchange Offer, at (866) 612-1500 or, for brokers, (212) 430-3774 (collect). Questions related to the Exchange Offer may be directed to Goldman, Sachs & Co., the dealer manager for the Exchange Offer, at (800) 828-3182 or (212) 902-5183 (collect).
Huntington has filed a registration statement (including a prospectus) for the Exchange Offer with the Securities and Exchange Commission (the “SEC”). Before you decide whether to participate in the Exchange Offer, you should read the prospectus in the registration statement, including documents incorporated by reference, for more complete information about Huntington and the Exchange Offer. You may obtain these documents for free at the SEC’s website, www.sec.gov.
About Huntington Bancshares Incorporated
Huntington Bancshares Incorporated is a $55 billion regional bank holding company headquartered in Columbus, Ohio. The Corporation, through its subsidiaries, including our bank subsidiary, the Huntington National Bank, founded in 1866, provides full-service commercial, small business, and consumer banking services; mortgage banking services; treasury management and foreign exchange services; equipment leasing; wealth and investment management services; trust services; brokerage services; customized insurance brokerage and service programs; and other financial products and services. The principal markets for these services are Huntington’s six-state banking franchise: Ohio, Michigan, Pennsylvania, Indiana, West Virginia, and Kentucky. The primary distribution channels include a banking network of over 650 traditional branches and convenience branches located in grocery stores and retirement centers, and through an array of alternative distribution channels including internet and mobile banking, telephone banking, and over 1,300 ATMs. Through automotive dealership relationships within its six-state banking franchise area and selected other Midwest and New England states, Huntington also provides commercial banking services to the automotive dealers and retail automobile financing for dealer customers.

Forward-Looking Statements
This press release contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations.
While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (1) worsening of credit quality performance due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success, impact, and timing of our business strategies, including market acceptance of any new products or services introduced to implement our “Fair Play” banking philosophy; (6) changes in accounting policies and principles and the accuracy of our assumptions and estimates used to prepare our financial statements; (7) extended disruption of vital infrastructure; (8) the final outcome of significant litigation; (9) the nature, extent, and timing of governmental actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau (CFPB), to implement the Act’s provisions; and (10) the outcome of judicial and regulatory decisions regarding practices in the residential mortgage industry, including among other things the processes followed for foreclosing residential mortgages. In addition, consummation of the above referenced Exchange Offer is subject to the conditions to closing described in the Exchange Offer documents. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s 2010 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements included in this release are based on information available at the time of the release. Huntington Bancshares Incorporated assumes no obligation to update any forward-looking statement.
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ADDITIONAL INFORMATION ABOUT THE EXCHANGE OFFER
Huntington has filed a registration statement (including a prospectus) for the Exchange Offer with the Securities and Exchange Commission (the “SEC”). Before you decide whether to participate in the Exchange Offer, you should read the prospectus in the registration statement, including documents incorporated by reference, for more complete information about Huntington and the Exchange Offer. You may obtain these documents for free at the SEC’s website, www.sec.gov. Documents filed with the SEC by Huntington will also be available free of charge if you request them by contacting Investor Relations at (614) 480-5676. The complete terms and conditions of the Exchange Offer are set forth in the prospectus and letter of transmittal included in the registration statement. Copies of the prospectus and letter of transmittal may also be obtained from Global Bondholder Services Corporation, the information agent and exchange agent for the Exchange Offer, at (866) 612-1500 or, for brokers, (212) 430-3774 (collect).

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